UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2013

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-33493930
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 924-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On April 25, 2013, Investors Bancorp, Inc. (“Investors Bancorp”) and Roma Financial Corporation (“Roma Financial”) entered into a Memorandum of Understanding (the “MOU”) with plaintiffs regarding the settlement of a putative class action captioned Joseph T. Zalescik v. Peter Inverso, Michele Siekerka, Alfred DeBlasio, Jr., Thomas Bracken, Robert Albanese, William Walsh, Jr., Dennis Bone, Robert Rosen, Jeffrey Taylor, Roma Financial Corporation, Roma Financial Corporation, MHC, Roma Bank, Investors Bancorp, Inc., Investors Bancorp MHC, and Investors Bank, pending before the Superior Court of the State of New Jersey, Chancery Division, Mercer County (the “Action”).

As described in the Joint Proxy Statement/Prospectus of Investors Bancorp and Roma Financial, dated April 26, 2013 (the “Joint Proxy Statement”), regarding the proposed merger (the “Merger”) of Roma Bank with and into Investors Bank, Roma Financial within and into Investors Bancorp and Roma Financial Corporation, MHC with and into Investors Bancorp, MHC, the Action relates to the Agreement and Plan of Merger, dated as of December 19, 2012 by and among (i) Investors Bank, Investors Bancorp, Inc. and Investors Bancorp, MHC, and (ii) Roma Bank, Roma Financial Corporation and Roma Financial Corporation, MHC.  Pursuant to the MOU, Roma Financial and Investors Bancorp agreed to make available additional information to Roma Financial and Investors Bancorp stockholders.  The additional information is contained in the Joint Proxy Statement.

Investors Bancorp, Roma Financial and the other defendants deny all of the allegations in the Action and believe the disclosure in the Registration Statement on Form S-4, filed on March 19, 2013, was adequate under the law.  Nevertheless, Investors Bancorp, Roma Financial and the other defendants have agreed to settle the Action in order to avoid the costs, disruption and distraction of further litigation.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements.  These forward-looking statements may include: management plans relating to the Merger; the ability to obtain any required regulatory, stockholder or other approvals; any statements of the plans and objectives of management for future or past operations, products or services, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made.  Neither Investors Bancorp nor Roma Financial assume any duty and do not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Investors Bancorp or Roma Financial anticipated in its forward-looking statements and future results could differ materially from historical performance.  Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Merger may not be timely completed, if at all; that prior to the completion of the Merger or thereafter, Investors Bancorp’s or Roma Financial’s respective businesses may not perform as expected due to Merger-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, stockholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the Merger; diversion of management time on Merger-related issues; and those factors and risks referenced from time to time in Investors Bancorp’s filings with the Securities and Exchange Commission (the “SEC”).  For any forward-looking statements made in this document or in any documents, Investors Bancorp and Roma Financial claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Important Additional Information

In connection with the Merger, Investors Bancorp filed with the SEC on April 25, 2013 a Registration Statement on Form S-4, as amended, that includes the Joint Proxy Statement, as well as other relevant documents concerning the proposed Merger.  The Form S-4 has been declared effective and the Joint Proxy Statement was first mailed to shareholders of Investors Bancorp and Roma Financial on or about April 29, 2013. Each of Investors Bancorp and Roma Financial may file other relevant documents concerning the proposed Merger.  STOCKHOLDERS OF INVESTORS BANCORP AND ROMA FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement, as well as other filings containing information about Investors Bancorp and Roma Financial, may be obtained at the SEC’s Internet site (http://www.sec.gov).  These documents may also be obtained, free of charge, from Investors Bancorp at www.myinvestorsbank.com under the tab “Investor Relations” or from Roma Financial by accessing Roma Financial’s website at www.romabank.com under the heading “Investor Relations.” Copies of the Joint Proxy Statement can also be obtained, free of charge, by directing a request to the corporate secretary, Investors Bancorp, Inc., 101 JFK Parkway, Short Hills, New Jersey 07078.

Investors Bancorp and Roma Financial and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Investors Bancorp and Roma Financial in connection with the proposed Merger.  Information about the directors and executive officers of Roma Financial and their ownership of common stock of Roma Financial is set forth in the Joint Proxy Statement.  Information about the directors and executive officers of Investors Bancorp and their ownership of Investors Bancorp common stock is set forth in the Joint Proxy Statement.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits. Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.
DATE: May 1, 2013	By:	/s/ Thomas F. Splaine, Jr.
Thomas F. Splaine, Jr.
Senior Vice President and Chief Financial Officer (Principal Financial Officer)